UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2020

Independence Contract Drilling, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20475 State Highway 249, Suite 300 Houston, TX 77070
(Address of principal executive offices)

(281) 598-1230
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange where registered
Common Stock, $0.01 par value per share	ICD	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting on June 12, 2020 in Houston, Texas. At the Annual Meeting, stockholders were requested to (i) elect five individuals to serve on the Board until the next annual meeting of stockholders, (ii) approve, on an advisory basis, the compensation of our named executive officers, (iii) approve, on an advisory basis, whether future votes to approve executive compensation should occur every one, two, or three years and (iv) ratify the appointment of BDO USA, LLP as the Company’s independent auditors for 2020, each as more fully described in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 27, 2020.
Proposal 1: Election of Directors. All five nominees were elected to serve on the Board of Directors of the Company until the next annual meeting of stockholders by the votes indicated below:

Executive	Voted For	Votes Withheld	Broker Non-Votes
J. Anthony Gallegos, Jr.	1,690,186	13,857	724,061
Matthew D. Fitzgerald	1,398,528	305,515	724,061
Daniel F. McNease	1,639,828	64,215	724,061
James G. Minmier	1,631,746	72,297	724,061
Adam J. Piekarski	1,639,889	64,154	724,061
Proposal 2: Advisory vote on executive compensation. The compensation of our named executive officers was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
1,677,858	24,373	1,812	724,061

Proposal 3: Advisory vote on the frequency of future advisory votes on executive compensation. Voting on executive compensation will occur every year was approved by the votes indicated below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,685,243	3,486	7,719	7,595	724,061

Proposal 4: Ratification of the appointment of BDO USA, LLP as the Company’s independent auditors for 2020. The ratification of BDO, LLP as the Company’s independent auditors for 2020 was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
2,394,308	15,202	18,594	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: June 12, 2020	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President & Chief Financial Officer